Exhibit 10.1

APPROVAL

Reference is made to the Investment Agreement, dated as of February 28, 2008 (the “Agreement”), between Assured Guaranty Ltd., a Bermuda company (the “Company”), and WLR Recovery Fund IV, L.P., a Delaware limited partnership.  Capitalized terms not otherwise defined herein are used with the meanings ascribed to such terms in the Agreement.

The Company hereby agrees that, notwithstanding the limitation contained in Section 5.2 of the Agreement, the WLR Funds may purchase up to 5,000,000 additional Common Shares (the “Additional Shares”) in open market transactions from time to time.  The granting of this approval shall not be deemed an acknowledgment by the Company that as of the date hereof or as of any other date any such purchase would be permitted under the Company’s policy statement on Restrictions on Trading in Assured Guaranty Securities.

The WLR Funds, on behalf of themselves and their Affiliates that acquire Additional Shares, hereby acknowledge and agree that all of the Additional Shares purchased by them will be “Controlled Shares” within the meaning of the Company’s Bye-Laws and that all such Additional Shares shall be subject to the voting agreements set forth in Section 5.1 of the Agreement and the transfer restrictions in Section 5.3 of the Agreement, in each case, to the same extent as if such Additional Shares were Securities purchased under the Agreement.  The Company agrees that, within 60 days after being notified by the WLR Funds that they have purchased all Additional Shares or that they do not intend to purchase any more Additional Shares, it shall amend the Registration Statement to add any such Additional Shares and that such Additional Shares shall be deemed Registrable Securities under the Agreement.

This approval is limited to the matters set forth herein and shall not be deemed a waiver of any of the parties rights or obligations under the Agreement and the parties agree that the Agreement remains in full force and effect.

September 16, 2008	ASSURED GUARANTY LTD.

	By:	/s/ ROBERT B. MILLS
Name: Robert B. Mills
Title: Chief Financial Officer

Agreed and accepted:

WLR RECOVERY FUND IV, L.P.

By:	WLR Recovery Associates IV LLC,
its General Partner
By: WL Ross Group, L.P.,
its Managing Member
By: El Vedado, LLC,
its General Partner

By:	/s/ WILBUR L. ROSS, JR.
Name: Wilbur L. Ross, Jr.
Title: Managing Member

WLR RECOVERY FUND III, L.P.

By:	WLR Recovery Associates III LLC,
its General Partner
By:	WL Ross Group, L.P.,
its Managing Member
By: El Vedado, LLC,
its General Partner

By:	/s/ WILBUR L. ROSS, JR.
Name: Wilbur L. Ross, Jr.
Title: Managing Member

WLR IV PARALLEL ESC, L.P.

By:	INVESCO WLR IV Associates LLC,
its General Partner
By: INVESCO Private Capital, Inc.,
its Managing Member

By:	/s/ WILBUR L. ROSS, JR.
Name: Wilbur L. Ross, Jr.
Title: Managing Member

WLR AGO CO-INVEST, L.P.

By:	WLR Recovery Associates IV LLC,
its General Partner
By: WL Ross Group, L.P.,
its Managing Member
By: El Vedado, LLC,
its General Partner

By:	/s/ WILBUR L. ROSS, JR.
Name: Wilbur L. Ross, Jr.
Title: Managing Member

WLR/GS MASTER CO-INVESTMENT, L.P.

By:	WLR Master Co-Investment GP LLC,
its General Partner
By: WL Ross Group, L.P.,
its Managing Member
By: El Vedado, LLC,
its General Partner

By:	/s/ WILBUR L. ROSS, JR.
Name: Wilbur L. Ross, Jr.
Title: Managing Member